UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2004


                             WYNN RESORTS, LIMITED
             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                   000-50028            46-0484987
 (State or Other Jurisdiction of     (Commission       (I.R.S. Employer
         Incorporation)              File Number)      Identification No.)


       3131 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                                    89109
  (Address of Principal Executive Offices)                     (Zip Code)


                                 (702) 770-7555
              (Registrant's telephone number, including area code)

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Item 5.    Other Events.

As previously disclosed, Valvino Lamore, LLC, a subsidiary of the Registrant ("Valvino"), has been involved in litigation related to its ownership and development of the former Desert Inn golf course and the residential lots around the golf course. Based on the February 23, 2004 settlement reached with the plaintiffs, all actions relating to the litigation were dismissed with prejudice on or prior to April 15, 2004. As part of the settlement, the Registrant purchased the ten remaining residential lots which Valvino had not previously purchased, for $23 million from its existing cash.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2004

                                              Wynn Resorts, Limited


                                              By: /s/John Strzemp
                                                  -----------------------------
                                                  John Strzemp
                                                  Executive Vice President and
                                                  Chief Financial Officer